DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Variable Investment Fund - Growth and Income Portfolio. For the year ended December 31, 1996, the total return for your Portfolio was 20.75%, based on net asset value.* This compares with a total return of 22.95% for the Standard and Poor's 500 Composite Stock Price Index (the S&P 500).** From inception on May 2, 1994 to December 31, 1996, the total return for the Portfolio was 93.11%, and the average annual total return was 27.97%.*** Such a rise in the slightly more than two and a half years of the existence of the Portfolio is well above the historical average of returns in the equity market and we believe that it is unlikely to be repeated.
    Since inception on May 2, 1994, the assets of the Portfolio have grown to $225.9 million as of December 31, 1996. With a mix of different sized companies included in the Portfolio, the average market capitalization of companies held in the Portfolio is less than the average of companies in the Standard and Poor's 500 Composite Stock Price Index.
    During the fiscal year, our approach was to mix together some securities for growth and others for income. We have also included a mix of large capitalization stocks, mid-capitalization stocks and small capitalization stocks.
    This mix of investments is illustrated by the largest common stock holdings in the Portfolio. Gannett is a major newspaper company, owning such properties as the newspaper "USA Today." UGI is a gas utility which also has an important investment in a propane company. Columbia/HCA Healthcare is the largest hospital company in the U.S. Merry Land & Investment is an apartment real estate investment trust. Nabisco Holdings, Cl. A is a major consumer products company. Viacom, Cl. B and Time Warner are large media companies whose stocks have been laggards in the market. International Game Technology provides equipment to the gaming industry worldwide. Computer Sciences provides computer management and outsourcing to many of the largest corporations in the U.S. and overseas. OfficeMax is a nationwide office supplies superstore company.
    We believe that many of the securities currently held in the Portfolio have not yet fully participated in the powerful gains which have been realized in the stock market in the last few years. These positions contributed to the Portfolio's slight underperformance of its benchmark index. Some of them fit into the category of valuable business franchises which, we believe, are somewhat out of favor because of near-term disappointments.
    We use a mixture of convertible securities, real estate investment trusts and utilities as a means of satisfying the income portion of the Portfolio's joint objectives of growth and income. Both the utility indexes and the convertible securities indexes lagged the return on the Standard and Poor's Composite 500 Stock Price Index in 1996, a year in which bond prices lagged behind stock prices, and therefore also contributed to the Portfolio's slight underperformance of that index. The Portfolio includes investments in the convertible securities of Thermo Electron, Airtouch Communications and Home Depot, among others.
    Several long-term positive forces have provided a supportive background for the financial markets over the last several years. First, the trend of inflation has remained generally favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable and many U.S. companies are quite competitive with their foreign competitors.
    We continue to believe that the period of strongest earnings growth in the U.S. economy is behind us. Corporate cost cutting is very far advanced in many companies as are the benefits of refinancing high cost debt. We believe that strong profit growth may become increasingly scarce over the next year.
    We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                              Very truly yours,

                          (Richard B. Hoey signature logo)
                              Richard B. Hoey
                              Portfolio Manager
January 20, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.
***    Fund's share price and investment return fluctuate so you may receive more or less than your original cost upon redemption. Past performance is no guarantee of future results.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$19,311
Dreyfus Variable
Investment Fund, Growth
and Income Portfolio
Dollars
$17,580
Standard & Poor's 500
Composite Stock Price
Index*
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (5/2/94)
                      December 31, 1996                                          to December 31, 1996
                      -----------------                                         ---------------------
                            20.75%                                                      27.97%

Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO



STATEMENT OF INVESTMENTS                                                                                      DECEMBER 31, 1996
Common Stocks-71.4%                                                                                Shares                Value
                                                                                              ----------------   ----------------
           Basic and Process
                Industries-1.3%.  duPont (El) deNemours........................                      30,000       $  2,831,250
                                                                                                                 ----------------
           Capital Goods-5.4%.    Boeing.......................................                      20,000          2,127,500
                                  Deere & Co...................................                      75,000          3,046,875
                                  Thermo Instrument Systems....................                     100,000 (a)      3,312,500
                                  Thiokol......................................                      80,000          3,580,000
                                                                                                                 ----------------
                                                                                                                    12,066,875
                                                                                                                 ----------------
           Consumer-10.0%         ADT Limited..................................                      75,000 (a)      1,715,625
                                  Dal-Tile.....................................                      71,000 (a)      1,446,625
                                  Ford Motor...................................                     100,000          3,187,500
                                  Nabisco Holdings, Cl. A......................                     150,000          5,831,250
                                  OfficeMax....................................                     500,000 (a)      5,312,500
                                  Sunglass Hut.................................                     685,000 (a)      4,966,250
                                                                                                                 ----------------
                                                                                                                    22,459,750
                                                                                                                 ----------------
          Energy-7.8%             Amerada Hess.................................                      50,000          2,893,750
                                  Louisiana Land & Exploration.................                      90,000          4,826,250
                                  Occidental Petroleum.........................                     100,000          2,337,500
                                  UGI..........................................                     300,000          6,712,500
                                  Western Gas Resources........................                      44,400            854,700
                                                                                                                 ----------------
                                                                                                                    17,624,700
                                                                                                                 ----------------
          Financial-2.5%          ADVANTA, Cl. B...............................                      40,000          1,635,000
                                  Federal National Mortgage Association........                      50,000          1,862,500
                                  Great Western Financial......................                      75,000          2,175,000
                                                                                                                -----------------
                                                                                                                     5,672,500
                                                                                                                -----------------
           Health Care-5.7%       ALPHARMA, Cl. A..............................                     210,000          2,992,500
                                  Algos Pharmaceutical.........................                     185,000 (a)      2,081,250
                                  Columbia/HCA Healthcare......................                     160,000          6,520,000
                                  Fuisz Technologies...........................                      30,000 (a)        236,250
                                  ONCOR........................................                     250,000 (a)        984,375
                                                                                                                -----------------
                                                                                                                    12,814,375
                                                                                                                -----------------
          Insurance-.5%           CapMAC Holdings..............................                      35,500          1,175,938
                                                                                                                -----------------
        Media/Entertainment-14.3% Comcast, Cl. A...............................                     250,000          4,453,125
                                  Gannett......................................                     100,000          7,487,500
                                  Groupe AB, A.D.S. ...........................                     250,000 (a)      3,593,750
                                  International Game Technology................                     300,000          5,475,000
                                  Time Warner..................................                     150,000          5,625,000
                                  Viacom, Cl. B................................                     165,000 (a)      5,754,375
                                                                                                                -----------------
                                                                                                                    32,388,750
                                                                                                                -----------------
          Mining and Metals-2.7%  Barrick Gold.................................                     100,000          2,875,000
                                  Brascan......................................                     150,000          3,318,750
                                                                                                                -----------------
                                                                                                                     6,193,750
                                                                                                                -----------------
          Real Estate-6.2%        Arden Realty.................................                     100,000          2,775,000
                                     Franchise Finance Corporation of America                       175,000          4,834,375

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
Common Stocks (continued)                                                                          Shares            Value
                                                                                               --------------    --------------



           Real Estate (continued)    Merry Land & Investment.......................               300,000       $  6,450,000
                                                                                                                 --------------
                                                                                                                   14,059,375
                                                                                                                 --------------
           Technology-8.8%            Atmel.........................................                75,000 (a)      2,484,375
                                      Computer Sciences.............................                65,000 (a)      5,338,125
                                      Electronic Data Systems.......................               100,000          4,325,000
                                      First Data....................................                60,000          2,190,000
                                      Informix......................................               150,000 (a)      3,056,250
                                      LSI Logic.....................................                50,000 (a)      1,337,500
                                      Vanstar.......................................                50,000 (a)      1,225,000
                                                                                                                 --------------
                                                                                                                   19,956,250
                                                                                                                 --------------
            Telecommunications-4.4%   GTE...........................................                75,000          3,412,500
                                      SBC Communications............................                75,000          3,881,250
                                      Viatel........................................               300,000 (a)      2,700,000
                                                                                                                 --------------
                                                                                                                    9,993,750
                                                                                                                 --------------
           Utilities-1.8%             Texas Utilities...............................               100,000          4,075,000
                                                                                                                 --------------
                                     TOTAL COMMON STOCKS
                                       (cost $159,081,757)..........................                             $161,312,263
                                                                                                                ===============
Convertible Preferred Stocks-4.7%

           Media/Entertainment-1.1%.  Station Casinos, 7%...........................                50,000       $  2,393,750
                                                                                                                ---------------
           Telecommunications-3.6%    AirTouch Communications, Ser. C, 4.25%........               110,000          4,977,500
                                     MFS Communications, 8%.........................                35,000          3,193,750
                                                                                                                ---------------
                                                                                                                    8,171,250
                                                                                                                ---------------
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $9,889,281)............................                            $  10,565,000
                                                                                                                ===============
Preferred Stocks-1.2%
                                 Media/Entertainment;News Corp, A.D.S., Cum., $.40
                                       (cost $3,025,373)............................               150,000       $  2,643,750
                                                                                                                 ============
                                                                                           Principal
Convertible Corporate Notes & Bonds-9.4%                                                     Amount
                                                                                        -------------
           Consumer-5.3%            Home Depot, Sub. Notes,
                                       3.25%, 10/1/2001............................. $    5,000,000         $  4,893,750
                                     Omnicom Group, Sub. Deb.,
                                       4.25%, 1/3/2007..............................      1,800,000 (b)        1,836,000
                                     Pep Boys, Sub. Notes,
                                       Zero Coupon, 9/20/2011.......................      4,000,000            2,090,000
                                     Staples, Sub. Deb.,
                                       4.50%, 10/1/2000.............................      3,000,000 (b)        3,105,000
                                                                                                           --------------
                                                                                                              11,924,750
                                                                                                           --------------
           Health Care-.6%    Complete Management, Sub. Deb.,
                                       8%, 8/15/2003................................      1,300,000            1,369,875
                                                                                                           --------------

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                               DECEMBER 31, 1996
                                                                                              Principal
Convertible Corporate Notes & Bonds (continued)                                                Amount               Value
                                                                                          -----------------    --------------

           Insurance-.9%    Penn Treaty American, Sub. Notes,
                                       6.25%, 12/3/2003............................       $  2,000,000 (b)      $  2,140,000
                                                                                                                ------------
           Technology-2.6%  Thermo Electron, Euro Sub. Deb.,
                                       4.25%, 1/1/2003.............................          5,000,000 (b)         5,900,000
                                                                                                                ------------
                                     TOTAL CONVERTIBLE CORPORATE NOTES & BONDS
                                       (cost $21,441,811)..........................                            $  21,334,625
                                                                                                                ============
U.S. Treasury Notes-3.1%
                                     5.625%, 11/30/1998
                                       (cost $6,977,162)...........................       $  7,000,000          $  6,969,922
                                                                                                                ============
Short-Term Investments-10.4%
           U.S. Treasury Bills:       5.36%, 1/16/1997.............................        $   213,000           $   212,561
                                      5.13%, 2/20/1997.............................            738,000               732,923
                                      5.03%, 2/27/1997.............................            245,000               243,079
                                      4.98%, 3/6/1997..........................             19,530,000            19,357,745
                                      5.30%, 3/13/1997.........................              3,038,000             3,008,258
                                                                                                               --------------
                                     TOTAL SHORT -TERM INVESTMENTS
                                       (cost $23,557,186)......................                                $  23,554,566
                                                                                                               ==============
TOTAL INVESTMENTS (cost $223,972,570)..........................................                  100.2%         $226,380,126
                                                                                                ========       ==============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                    (.2%)         $  (445,156)
                                                                                                ========       ==============
NET ASSETS.....................................................................                  100.0%          $225,934,970
                                                                                                ========       ==============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
         Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         At December 31, 1996, these securities amounted to $12,981,000 or approximately 5.7% of net assets.




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                        DECEMBER 31, 1996
                                                                                                   Cost             Value
                                                                                              --------------    ------------
ASSETS:                          Investments in securities-See Statement of Investments       $223,972,570      $226,380,126
                                 Receivable for investment securities sold..                                       9,953,436
                                 Dividends and interest receivable..........                                         686,771
                                 Prepaid expenses...........................                                             163
                                                                                                                ------------
                                                                                                                 237,020,496
                                                                                                                ------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       147,717
                                 Cash overdraft due to Custodian............                                       1,050,880
                                 Payable for investment securities purchased                                       9,824,406
                                 Accrued expenses...........................                                          62,523
                                                                                                                ------------
                                                                                                                  11,085,526
                                                                                                                ------------
NET ASSETS..................................................................                                    $225,934,970
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                    $221,552,145
                                 Accumulated undistributed investment income-net                                     181,456
                                 Accumulated net realized gain (loss) on investments                               1,793,813
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 5                                                          2,407,556
                                                                                                                ------------
NET ASSETS..................................................................                                    $225,934,970
                                                                                                                ============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                    11,556,263
NET ASSET VALUE, offering and redemption price per share....................                                         $19.55
                                                                                                                     =======



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS                                                                              YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME:                          Cash dividends (net of $11,596 foreign taxes
                                     withheld at source)....................                         $  2,438,905
                                 Interest...................................                            1,796,050
                                                                                                      -----------
                                     Total Income...........................                                         $  4,234,955
EXPENSES:                        Investment advisory fee-Note 4(a)..........                            1,135,998
                                 Registration fees..........................                               47,541
                                 Professional fees..........................                               40,562
                                 Custodian fees-Note 4(a)...................                               21,875
                                 Prospectus and shareholders' reports.......                                5,741
                                 Trustees' fees and expenses-Note 4(b)......                                5,433
                                 Shareholder servicing costs................                                1,730
                                 Miscellaneous..............................                                2,019
                                                                                                      -----------
                                     Total Expenses.........................                                            1,260,899
                                                                                                                      -----------
INVESTMENT INCOME-NET.......................................................                                            2,974,056
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments....                          $22,639,509
                                 Net unrealized appreciation (depreciation) on investments             (2,605,907)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           20,033,602
                                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $23,007,658
                                                                                                                      ===========




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended             Year Ended
                                                                                       December 31, 1996      December 31, 1995
                                                                                       -----------------      -----------------
OPERATIONS:
  Investment income-net..........................................                         $   2,974,056           $   572,821
  Net realized gain (loss) on investments........................                            22,639,509             4,082,523
  Net unrealized appreciation (depreciation) on investments......                            (2,605,907)            5,056,480
                                                                                       -----------------      -----------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                          23,007,658             9,711,824
                                                                                       -----------------      -----------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..........................................                            (2,817,457)             (548,022)
  Net realized gain on investments...............................                           (22,301,456)           (2,627,285)
                                                                                       -----------------      -----------------
    Total Dividends..............................................                           (25,118,913)           (3,175,307)
                                                                                       -----------------      -----------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                           142,396,273            71,235,254
  Dividends reinvested...........................................                            25,118,913             3,175,307
  Cost of shares redeemed........................................                           (10,630,121)          (10,825,812)
                                                                                       -----------------      -----------------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 156,885,065            63,584,749
      Total Increase (Decrease) in Net Assets....................                           154,773,810            70,121,266
NET ASSETS:
  Beginning of Period............................................                            71,161,160             1,039,894
                                                                                       -----------------      -----------------
  End of Period..................................................                          $225,934,970          $ 71,161,160
                                                                                       =================      =================
UNDISTRIBUTED INVESTMENT INCOME-NET..............................                           $   181,456            $   24,857
                                                                                       -----------------      -----------------
                                                                                            Shares                 Shares
                                                                                       -----------------      -----------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                             6,920,188           4,269,435
  Shares issued for dividends reinvested.........................                             1,271,395           179,268
  Shares redeemed................................................                              (518,058)           (652,787)
                                                                                       -----------------      -----------------
    Net Increase (Decrease) in Shares Outstanding................                             7,673,525           3,795,916
                                                                                       =================      =================




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                               Year Ended December 31,
                                                                                       --------------------------------------
PER SHARE DATA:                                                                          1996           1995        1994(1)
                                                                                       --------       ----------   ----------
    Net asset value, beginning of period..................................              $18.33          $11.98       $12.50
                                                                                       --------       ----------   ----------
    Investment Operations:
    Investment income-net.................................................                 .36             .28          .28
    Net realized and unrealized gain (loss)
      on investments......................................................                3.43            7.07         (.43)
                                                                                       --------       ----------   ----------
    Total from Investment Operations......................................                3.79            7.35         (.15)
                                                                                       --------       ----------   ----------
    Distributions:
    Dividends from investment income-net..................................                (.35)           (.27)        (.28)
    Dividends from net realized gain on investments.......................               (2.22)           (.73)        (.09)
                                                                                       --------       ----------   ----------
    Total Distributions...................................................               (2.57)          (1.00)        (.37)
                                                                                       --------       ----------   ----------
    Net asset value, end of period........................................              $19.55          $18.33       $11.98
                                                                                       ========       ===========   =========
TOTAL INVESTMENT RETURN...................................................               20.75%          61.89%       (1.22%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 .83%            .92%         .22%(2)
    Ratio of net investment income
      to average net assets...............................................                1.96%           2.21%        2.25%(2)
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation......................                 --              .03%        1.28%(2)
    Portfolio Turnover Rate...............................................              237.44%         255.42%      237.09%(2)
    Average commission rate paid (3)......................................                $.1904           --           --
    Net Assets, end of period (000's Omitted).............................            $225,935         $71,161       $1,040
    (1)From May 2, 1994 (commencement of operations) to December 31, 1994.
    (2)Not annualized.
    (3)For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-General:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering eleven series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-Significant Accounting Policies:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-Bank Line of Credit:
    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.
NOTE 4-Investment Advisory Fee and Other Transactions With Affiliates:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    Effective May 10, 1996, the Series entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $14,193 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $424,524,602 and $307,781,021, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $2,407,556, consisting of $10,461,470 gross unrealized appreciation and $8,053,914 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP signature)
New York, New York
January 29, 1997


(Dreyfus lion "d" logo)
Dreyfus Variable Investment Fund,
Growth and Income Portfolio
200 PARK AVENUE
NEW YORK, NY 10166
Investment Adviser
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
Custodian
MELLON BANK, N.A.
ONE MELLON BANK CENTER
PITTSBURGH, PA 15258
Transfer Agent &
Dividend Disbursing Agent
DREYFUS TRANSFER, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940









PRINTED IN U.S.A.                           108AR9612
(Dreyfus Logo)

VARIABLE
INVESTMENT FUND,
GROWTH AND INCOME
PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996